UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
 _____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 10, 2014
  _____________________________________
HUNTINGTON INGALLS INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
 _____________________________________

DELAWARE	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4101 Washington Avenue, Newport News, Virginia		23607
(Address of principal executive offices)		(Zip Code)
(757) 380-2000
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Huntington Ingalls Industries, Inc. (the "Company") is filing this Current Report on Form 8-K to recast certain financial information and disclosures contained in its Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on February 27, 2014 (the "Annual Report"), to conform such information and disclosures with segment reporting changes made in 2014 to optimize the Company's operating structure. The Company is recasting the financial information and disclosures for the periods presented for the benefit of investors to facilitate their understanding of the changes to the Company’s segment reporting. These changes do not alter our consolidated financial results for these periods and do not represent a restatement of previously issued financial statements.

Business Segments

As previously disclosed in the Annual Report, the Company realigned its reportable segments effective January 1, 2014, in order to optimize the Company's operating structure. During the fiscal year ended December 31, 2013, the Company reported the financial results of its AMSEC and Continental Maritime of San Diego ("CMSD") businesses under the Ingalls operating segment. Beginning in 2014, to reflect the Company's new organizational structure, the Company began reporting the financial results of AMSEC and CMSD under the Newport News operating segment.

The Company is filing this Form 8-K to recast its consolidated financial statements as of December 31, 2013 and 2012 and for each of the three years ended December 31, 2013, to reflect the realigned segments. In connection with such recast, the Company has revised the following sections of the Annual Report to reflect the changes described above:

●	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
●	Item 8 — Financial Statements and Supplementary Data

The Company is filing the information under Item 8.01 of this Current Report on Form 8-K to (i) provide investors with recast historical information included in the Company's Annual Report to reflect the realigned segments, and (ii) incorporate by reference the recast historical financial information into the Company's filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended. The changes discussed above had no impact on the Company's historical consolidated financial position, results of operations or cash flows, and the recast financial statements contained in Exhibit 99.2 to this Form 8-K do not represent a restatement of previously issued financial statements.

All other information in the Annual Report remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events occurring after the Company filed the Annual Report, other than as required to reflect the changes described above. The information in this Current Report is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate the Company's audited consolidated financial statements that were included in the Annual Report. For significant developments that have occurred subsequent to the filing of the Annual Report, refer to the reports the Company filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Updated Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.2	Updated Item 8. Financial Statements and Supplementary Data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: November 10, 2014	By:	/s/ Barbara A. Niland
Barbara A. Niland
Corporate Vice President, Business Management and Chief Financial Officer